UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
      RULE 14A-6(E)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[X ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              KEEBLER FOODS COMPANY
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 KELLOGG COMPANY
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      5)   Total fee paid:
--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
--------------------------------------------------------------------------------

      2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

      3)   Filing Party:
--------------------------------------------------------------------------------

      4)   Date Filed:
--------------------------------------------------------------------------------

                       Information Concerning Participants
                       -----------------------------------


The senior executive officers and directors of Kellogg Company may be deemed to be participants in the solicitation of stockholders of Flowers Industries, Inc. and stockholders of Keebler Foods Company in connection with the proposed mergers of subsidiaries of Kellogg Company with Flowers Industries, Inc. and Keebler Foods Company. Additional information concerning the interests of such participants in the proposed transactions, if any, will be included in a proxy statement or statements and other relevant documents expected to be filed with the SEC by Flowers Industries, Inc. and Keebler Foods Company.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT OR STATEMENTS WHEN AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY FLOWERS OR KEEBLER WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE PROPOSED TRANSACTIONS. Investors will be able to obtain free copies of these documents at the SEC's website at www.sec.gov. In addition, it is expected that documents filed with the SEC by Flowers and Keebler will be available free of charge by contacting, respectively, Flowers Industries, Inc., US Highway 19 South, P.O. Box 1338, Thomasville, GA 31792, Attention: Marta Jones Turner, Vice President of Corporate Communications & Investor Relations, Tel. (912) 227-2348, or Mary Krier, Director of Communications, Tel. (912) 227-2333 (or visiting Flowers' website at www.flowersindustries.com), and Keebler Foods Company, 677 Larch Avenue, Elmhurst, IL 60126, Attention: E. Nichol McCully, Senior Vice President and Chief Financial Officer, Tel. (630) 782-2690 or Lori P. Marin, Vice President and Treasurer, Tel. (630) 782-2690 (or visiting Keebler's website at www.keebler.com).

INVESTORS SHOULD READ THE PROXY STATEMENT OR STATEMENTS CAREFULLY WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED TRANSACTIONS.

THE FOLLOWING IS A TRANSCIPT OF A PRESENTATION GIVEN ON OCTOBER 26, 2000, ALONG WITH THE SLIDES USED IN THAT PRESENTATION.

                                  BETTER GROWTH

--------------------------------------------------------------------------------

                        [KELLOGG'S LOGO AND KEEBLER LOGO]
                   [ERNIE THE ELF AND TONY THE TIGER GRAPHIC]

--------------------------------------------------------------------------------

                                    FOR BOTH


Thank you for joining us on such short notice. For those on the conference call line, you should have received the press release by fax, and today's presentation is available on-line at www.kelloggs.com, on the investors' page.

Please be reminded that we are hosting our annual investor conference in New York on November 28, at which we will have even more details on everything discussed today.

We must point out that certain statements made today, including projections of sales, margins, cost savings, earnings growth, and marketing initiatives are forward-looking statements. Actual results could be different from those projected. For further information concerning factors that could cause these results to differ, please refer to our most recent 10-Q, filed on August 11, 2000.

Also, please note that our discussions about results exclude restructuring-or disposition-related charges. In addition, all earnings-per-share information reflects both basic and diluted EPS, as dilution effects were less than $0.01 per share.

--------------------------------------------------------------------------------

Agenda                                                          [KELLOGG'S LOGO]
--------------------------------------------------------------------------------


                    -    New Phase for Kellogg

[KEEBLER BOY        -    Rationale for Merger          [KELLOGG ROOSTER
GRAPHIC]                                               GRAPHIC]
                    -    The Financials

                    -    Questions & Answers

--------------------------------------------------------------------------------

-    Carlos Gutierrez will announce the newest phase of Kellogg's strategy;

- Carlos Gutierrez and Sam K. Reed will discuss the rationale behind the merger;

- Tom Webb will walk us through the financials, including the Third Quarter results, some thoughts on the Fourth Quarter and next year, and the impact of the acquisition;

-    Carlos will provide a summary;

-    Questions and Answers.


Let me now turn it over to Carlos Gutierrez, Chairman and CEO of the Kellogg Company.

--------------------------------------------------------------------------------

The Engine's Running...                                         [KELLOGG'S LOGO]
--------------------------------------------------------------------------------

[x]  Returned to Product and Marketing Innovation

[x]  Expanded Convenience Foods Into International Markets

[x]  Improved Customer Relationships                   [TONY THE TIGER ON
                                                        A MOTORCYCLE GRAPHIC]
[x]  Strenthened Organization

[x]  Made Strategic Acquisitions

[x]  Consistent EPS Growth

--------------------------------------------------------------------------------


NEW PHASE OF OUR STRATEGY

Carlos

Good morning, everyone, and thank you for coming -- or calling in -- on such short notice.

We are pleased to welcome Keebler to the Kellogg family. Keebler is an extremely well-run company, with strong brands, and a powerful direct store-delivery distribution system. We can learn a lot from Keebler, and we believe we can strengthen both companies by bringing them together.

What we are announcing today is nothing less than a transformation of the Kellogg Company. As you know, we have worked hard over the last two years to renew Kellogg:

-    We have returned to product and marketing innovation;

-    We have expanded our convenience foods business internationally;

-    We improved our customer relationships;

-    We have strengthened our management team;

-    We have made some small strategic acquisitions; and

-    We have returned to steady earnings growth.

--------------------------------------------------------------------------------

Time to Hit the Accelerator                                     [KELLOGG'S LOGO]
--------------------------------------------------------------------------------


[TONY THE TIGER ON A
MOTORCYCLE GRAPHIC]                    -    Further Bolster Competitive Position

                                       -    Accelerate Sales Growth

--------------------------------------------------------------------------------


We have made progress, but we still face enormous challenges: Sluggish category growth and heightened competition....Under-investment in marketing as we struggle to achieve short-term earnings targets.

Trying to be all things to all markets while bound by ambitious short-term earnings goals, puts a heavy strain on our company. This would be particularly counterproductive as we attempt to integrate a major acquisition.

It's time now to take the renewal of Kellogg to the next level. The ultimate goal is to achieve consistent top-line and bottom-line growth that ranks us at the top of our peer group.

Our current business model makes it difficult to achieve this goal. It does not afford enough resources for our most important markets, and it is built on a portfolio that may be too limited in its opportunities.

To reach the next level, we need to change the way we do business.

The acquisition of Keebler is the largest, most visible aspect of this change, but first I would like to discuss some moves we are making within our existing Kellogg business.

--------------------------------------------------------------------------------

New Phase: Hitting the Accelerator                              [KELLOGG'S LOGO]
--------------------------------------------------------------------------------


     -    Prioritize Resources

     -    Set the Right Measures

     -    Focus on Execution

     -    New Revenue and Earnings Streams


--------------------------------------------------------------------------------


This next phase in our strategy will be most evident in:

- Stricter prioritization for resource allocation, tilted toward our largest and highest-return markets. This means investing to win in our most important markets, and restructuring our less profitable operations.

- Setting the right measures means setting goals that we can deliver. This may require less aggressive earnings growth targets near term -- too often we sacrifice the long-term good of our company in order to hit unrealistic short-term targets.

Setting the right measures also means applying the appropriate measure for a given market or project, particularly for those markets having to make due with fewer resources.

- As part of a greater focus on execution, we will revamp our sales and marketing infrastructure. We will also increase our advertising and other brand-building investment to reignite category growth and to rebuild market share in the U.S. and other core markets.

- Development or acquisition of new revenue and earnings streams. Keebler is a unique acquisition that will provide us with both diversification and competitive advantage.

--------------------------------------------------------------------------------

New Phase: Organizational Structure           [ERNIE THE ELF AND TONY THE TIGER]
--------------------------------------------------------------------------------


                                    [CHART]

                   United States                             International
                   -------------                             -------------

   Natural           Morning         Snacking         Europe     Latin     Asia-
    Foods             Foods                             and     America  Pacific
                                                      Canada

- Worthington      - RTE Cereal      [KEEBLER
                                     LOGO]
- Kashi            - Pop-Tarts
                                    -  Keebler
                   - Eggo              Cookies and
                                       Crackers

                                    -  Nutri-Grain

                                    -  Rice Krispies
                                       Treats

                                    -  Snack 'Ums

-------------------------------      ---------------
         Warehouse                     Direct Store
       Distribution                      Delivery


--------------------------------------------------------------------------------


Supporting these goals is a realignment and simplification of our organization. As announced, Alan Harris has been promoted to head our entire international business. He will relocate to Battle Creek, allowing me to work more closely with him and with U.S. president David Mackay, as we prioritize resources and chart our company's course.

I think you can see the simplification here.

Instead of four area presidents directly reporting to me from around the world, I will now have two executives working continuously with me right in Battle Creek.

We won't lose local management, because we will still have area and country managers.

This chart should also indicate to you how naturally Keebler fits into this structure. Keebler solidifies a third leg to our U.S. business, without complicating our structure.

--------------------------------------------------------------------------------

Hitting the Accelerator                                         [KELLOGG'S LOGO]
--------------------------------------------------------------------------------
Focus on Execution - Return to Advertising


                                    [CHART]

Index: 1994=100


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                               1994     1995     1996     1997     1998     1999
                               ----     ----     ----     ----     ----     ----
Sales                           100      107      102      104      103      106
Advertising                     100      104       91       91       81       79



Note: Total company, reported advertising expense

--------------------------------------------------------------------------------


So what do I mean by "hitting the accelerator?". We plan to greatly boost our investment in our sales effort and in our brand investment in key markets, most notably the U.S.

A strengthened sales infrastructure will enable us to execute better. We've made great strides on this front, but we can move our execution to a higher level. This may involve more salespeople, or better training, or giving our salesforce better tools to work with.

Higher brand-building investment is also needed to fuel better growth.

In all of our U.S. categories, particularly ready-to-eat cereal, we have moved away from a sole reliance on trade promotion and begun to raise our consumer promotion. However, we -- and our competitors -- need to raise our advertising investment in order to regain brand and category relevance with the consumer.

--------------------------------------------------------------------------------
Kellogg U.S. RTEC Advertising Share
vs. Volume Share                                                [KELLOGG'S LOGO]
--------------------------------------------------------------------------------
% of Category


                                    [CHART]


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                             1995       1996        1997        1998        1999     2000 Est.
                             ----       ----        ----        ----        ----     ---------
Share of Dollar Sales        36%       33.8%       33.1%       31.6%       30.9%       30.9%
Share of Ad Spend            43.0%     41.6%       38.3%       28.9%       26.2%       29.0%


--------------------------------------------------------------------------------


We have under-marketed our brand equities in recent years. This chart shows the decline in our share of voice in the RTEC category in recent years, which contributed to our loss of market share during that period. Note that Kellogg's share of dollar sales has stabilized this year, since we halted our decline in share of category advertising.

And it's not just in cereal. Convenience foods represent a fertile area for product innovation, but in order to achieve the exceptional growth we expect from that business, we will have to provide it with better consumer-targeted marketing support.

Simply put, we will work to restore our share of voice in our key markets.

I mentioned setting the right measures. Our new direction requires us to reduce our almost singular focus on aggressive double-digit EPS growth.

Initially, this sales and marketing investment may slow down our profit growth, but it should accelerate our top line and provide for higher, more consistent, earnings growth in coming years.

I think you'll agree that this is what's best for our business.

--------------------------------------------------------------------------------
                                                         [ERNIE THE ELF AND
                              The Case for Keebler       TONY THE TIGER GRAPHIC]
--------------------------------------------------------------------------------
                                 KEEBLER [LOGO]


                                   - Portfolio

                                   - Scale

                                   - Synergies

                                   - Growth


--------------------------------------------------------------------------------


That brings us back to Keebler, which represents another key facet to this new phase of our renewal: New revenue and earnings streams.

With Sam's help, I'd like to walk you through the compelling strategic rationale of this merger.

--------------------------------------------------------------------------------

Keebler: A Quality Food Company       [ERNIE THE ELF AND TONY THE TIGER GRAPHIC]
--------------------------------------------------------------------------------


                     -    Brand image and awareness
[KEEBLER'S
FAST EDDIE           -    Powerful direct store delivery
GRAPHIC]
                     -    Marketing innovation

                     -    Superior performance


--------------------------------------------------------------------------------

Kellogg and Keebler are building a new company, creating a stronger franchise.

But before we discuss the strategic benefits of this merger, let me emphasize what you already know: That Keebler is a high quality company with an exceptional management team.

--------------------------------------------------------------------------------

Keebler: A Quality Food Company       [ERNIE THE ELF AND TONY THE TIGER GRAPHIC]
--------------------------------------------------------------------------------
                               Earnings Per Share


[CONSISTENTLY
EXCEEDING
ESTIMATES GRAPHIC]

                                    [CHART]

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                 +43%     +37%                 +36%

        1997     1998     1999            1H 99   1H 00
        ----     ----     ----            -----   -----          [KEEBLER'S
       $0.77    $1.10    $1.51            $0.64   $0.87          BUCKETS
                                                                 GRAPHIC]

Note: Excludes extraordinary items


--------------------------------------------------------------------------------


These slides say it all.

Keebler's brand power, its focus on core product segments, its ability to complete and integrate acquisitions, and its eye on cost containment and efficiencies have made Keebler one of the best performing companies in the food industry.

--------------------------------------------------------------------------------

Keebler: A Quality Food Company       [ERNIE THE ELF AND TONY THE TIGER GRAPHIC]
--------------------------------------------------------------------------------

                                    [CHART]
 [THE FOLLOWING TABLES WERE REPRESENTED BY BAR CHARTS IN THE PRINTED MATERIAL.]

                                    Net Sales
                                   (Billions)

                  1997           1998            1999            2000E
                  ----           ----            ----            -----
Keebler          2.065          2.226           2.668             2.76


                                Operating Profit
                                   (Millions)

                  1997           1998            1999            2000E
                  ----           ----            ----            -----
Keebler           141             196             263             345



     ---------------------------------------------------------------------------
                                         CAGR                               CAGR
                                         ---------------------------------------
     Total                                10%                               35%
     Excluding Acquisitions                3%                               25%
     ---------------------------------------------------------------------------

Note: Excludes extraordinary items


--------------------------------------------------------------------------------

This company has grown not only internally, but also through acquisitions.

As its sales have increased, it has leveraged its DSD system and other fixed assets to produce remarkable profit growth for a food company.

Again I emphasize that this transaction really strengthens both companies. Putting Kellogg's convenience foods brands through Keebler's DSD system, for example, represents a continuation of Keebler's own strategy of successfully integrating new brands in order to grow its revenue and profit.

--------------------------------------------------------------------------------
Keebler: A Quality Food Company                                 [KELLOGG'S LOGO]
--------------------------------------------------------------------------------

                                  Dollar Share

                                  [PIE CHART]
 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

                                    Cookies
                               ------------------
                               Keebler        18%
                               Nabisco        37%
                               PF              5%
                               All Others     40%


                                    Crackers
                                    --------
                               Keebler        26%
                               Nabisco        44%
                               PF              8%
                               All Others     22%


Source: IRI, FDM, latest 52 weeks through Sept. 10, 2000

--------------------------------------------------------------------------------


The cookies and crackers categories are attractive. As lifestyles have shifted toward increased snacking, these biscuit categories have posted among the fastest growth rates in the store.

Importantly, there is room for both Keebler and the market leader to grow.

In addition, these categories are highly responsive to consumer-marketing and product innovation. Keebler is an innovator and rational competitor whose growth has outpaced its categories.

--------------------------------------------------------------------------------

Keebler: A Quality Food Company       [ERNIE THE ELF AND TONY THE TIGER GRAPHIC]
--------------------------------------------------------------------------------
Year-Over-Year % Growth


                                    [CHART]
  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                    Crackers

                                                                      [OUTPACING
                                                                        CATEGORY
                                                               DESPITE ONSLAUGHT
                                                                 OF COMPETITOR
                                                                        SPENDING
                                                                        GRAPHIC]



                         1997           1998           1999       2000 YTD
                         ----           ----           ----       --------
Category                 4.0%           3.2%           7.3%         3.3%
Keebler                  6.2%           7.5%           9.1%         3.9%


--------------------------------------------------------------------------------


Its DSD system and sales force represent a true competitive advantage. Its assets are in good shape, and its systems are state of the art.

Meanwhile, if we want a model for prioritization of resources, we need look no further than Keebler's highly successful -- and profitable -- portfolio approach to investing behind its brands.

--------------------------------------------------------------------------------

Keebler: A Quality Food Company       [ERNIE THE ELF AND TONY THE TIGER GRAPHIC]
--------------------------------------------------------------------------------
Year-Over-Year % Growth


                                    [CHART]
  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                    Cookies


                                                                      [OUTPACING
                                                                        CATEGORY
                                                               DESPITE ONSLAUGHT
                                                                 OF COMPETITOR
                                                                        SPENDING
                                                                        GRAPHIC]


                       1997           1998           1999       2000 YTD
                       ----           ----           ----       --------
Category               1.0%           2.2%           5.0%         2.6%
Keebler                6.8%           2.7%           3.5%         3.3%


--------------------------------------------------------------------------------


In short, we're not only acquiring a profitable and growing company, but we can also learn a lot from Keebler.

We are delighted that Sam has agreed to stay on to oversee the integration of these two companies, and join our Board of Directors.

We are equally pleased that David Vermylen will remain President of Keebler Brands and run the DSD portion of our business. This is critical: As soon as practical, we will be testing several of our wholesome snacks products (NutriGrain bars, Rice Krispies Treats, Snack `Ums) in David's DSD system. And assuming success, we would plan for an eventual national roll-out.

Sam, David, and other Keebler executives and employees are a big reason we believe this transaction will prove to be a good one.

--------------------------------------------------------------------------------
A More Balanced Portfolio
-----------------------------------------------------------[ERNIE THE ELF AND
U.S. Sales                                               TONY THE TIGER GRAPHIC]


 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL].

             Kellogg
           [PIE CHART]
         U.S. RTEC          37%
         U.S. Conv. Foods   21%                             Kellogg and Keebler
         International      42%     --------------->           [PIE CHART]
                                                           U.S. RTEC         27%
                                                           International     30%
                                                           U.S. Biscuits/
                                                           Convenience Foods 43%

                                    --------------->
            Keebler
          [PIE CHART]
         Biscuits   94%
         Other       6%
--------------------------------------------------------------------------------

Now let's discuss the value created by putting our two companies together.

On a stand-alone basis, Kellogg's growth prospects are poised to improve in the coming years, following a period of reinvestment. Keebler's growth would likely remain toward the top of our peer group, albeit slowing from its turnaround- and acquisition-driven rates of recent years.

But put together, the two companies' collective earnings growth prospects are even greater over the long term.

Let's start with this merger's effect on the combined company's portfolio: It strengthens and diversifies it. Following this merger, U.S. RTEC drops from 37% of sales to 27%.

A reliance on U.S. RTEC has been perceived as a negative by the investment community. And this is understandable. A lack of diversification has limited our investment opportunities and, in the case of the U.S. in recent years, restricted us to fighting intense market share battles in a category that has not grown.

Being a more balanced company, in more key categories, allows for resource allocation that can optimize returns.

--------------------------------------------------------------------------------
A Better U.S. Growth Profile
-----------------------------------------------------------[ERNIE THE ELF AND
Catergory Growth Rates (% CAGR 1995-1999, $ Sales)       TONY THE TIGER GRAPHIC]


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          Crackers                5.1% >
                          Salty Snacks            4.8% >  Largely driven by DSD
                          Cookies                 3.9% >
                          Pop Corn                3.8%
                          Snack Mix               3.8%
                          Packaged Cakes/
                          Pasteries               3.7%
                          Chocolate/Confection    2.8%
                          B'fast Bars/Cakes       2.0%

Note: Width of bar is proportional to category size
Source: Nielsen Panel All Outlet
--------------------------------------------------------------------------------

Importantly, Keebler immediately enhances the growth profile of Kellogg's portfolio.

With this merger, more than 40% of our sales will come from snacking categories in the U.S. Direct store-delivered snacks represent the fastest growing food category in U.S. supermarkets.

--------------------------------------------------------------------------------
More Ways to Market
-----------------------------------------------------------[ERNIE THE ELF AND
Distribution Channels in the U.S.                        TONY THE TIGER GRAPHIC]


 [THE FOLLOWING TABLES WERE REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]


      Kellogg USA
      [PIE CHART]
  Foodservice     6%
  Warehouse      94%
                         ---------------->
                                                Kellogg and Keebler
                                                     [PIE CHART]
                                                DSD              30%
                                                Warehouse        63%
                                                Foodservice       7%

                         ---------------->
      Keebler
    [PIE CHART]
  DSD          60%
  Warehouse    33%
  Foodservice   7%
--------------------------------------------------------------------------------

Look at the balance and the number of ways that the combined company will go to market.

This provides many more marketing and product innovation opportunities than were available for each of these companies by themselves.

--------------------------------------------------------------------------------
A Winning Stable of Brands
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

Kelloggs [LOGO]

Keebler  [Registered Trademark][LOGO]

Poptarts [Registered Trademark][LOGO]

Kellogg's Nutri-Grain [LOGO]

Austin Quality [LOGO]

Morningstar Farms [Registered Trademark][LOGO]

Kashi [LOGO]

Froot Loops [LOGO]

Famous Amos [LOGO]

Murray Sugar Free Cookies [LOGO]

Rice Krispie Treats [LOGO]

Mini-Wheats [LOGO]

Special K [LOGO]

Cheez-It [LOGO]

Corn Flake Rooster [LOGO]

Snap, Crackle & Pop [LOGO]

Ernie the Elf [LOGO]

Tony The Tiger [LOGO]

--------------------------------------------------------------------------------

This slide gives you an idea of the strength of our collective portfolio of brands, and this is by no means the entire portfolio.

These are well known brands, these are big brands. Kellogg's cereals represent $2.5 billion in sales, and Keebler brand cookies and crackers are $1.1 billion.

Meanwhile Cheez-It, Eggo, and Pop Tarts are each over $300 million. Austin's and NutriGrain are roughly $200 million brands. And Famous Amos is $100 million.

This is a large, diverse portfolio of winning brands. Just think of the cross-brand marketing and product innovation opportunities this portfolio offers.

The bottom line is we needed to change our portfolio in order to take Kellogg to the next level. The addition of Keebler's brands to our portfolio strengthens it considerably.

--------------------------------------------------------------------------------
Scale: North American Packaged Food Sales
-----------------------------------------------------------[ERNIE THE ELF AND
Billions                                                 TONY THE TIGER GRAPHIC]


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]



     Kraft                           $22.1
     ConAgra                         $17.0
     General Mills                   $10.7
     Heinz                           $ 9.4
     Nestle (U.S.)                   $ 8.0
     Frito Lay (U.S.)                $ 7.9
     Unilever                        $ 7.2
     Sara Lee (U.S.)                 $ 6.9                 Top 10
     Kellogg/Keebler                 $ 6.7                  Food
     Campbell                        $ 4.8                 Company
     Kellogg                         $ 4.0                [GRAPHIC]
     Hershey                         $ 3.8
     Keebler                         $ 2.7
     Quaker Oats                     $ 2.4
     Ralston                         $ 2.1
     Wrigley                         $ 0.8
     Danone                          $ 0.7


Notes

1)  Figures exclude any beverage results where possible

2)  Based on 1999 data, pro forma for recent combinations
--------------------------------------------------------------------------------

The next advantage of this merger is the added scale it provides, something that will be necessary in our renewed quest for winning in our key U.S. market.

--------------------------------------------------------------------------------
Greater Importance to U.S. Customers
-----------------------------------------------------------[ERNIE THE ELF AND
($ in Billions)                                          TONY THE TIGER GRAPHIC]


                                                              Kellogg/Keebler
                                                             ----------------
   Category                        Category Sales             Share*     Rank
   --------                        --------------             ------     ----

   RTEC                              $   7.6                   31 %      #  1

   Cookies                               4.7                   17 **     #  2

   Crackers                              3.8                   27        #  2

   Toaster Pastries                      0.5                   66        #  1

   Frozen Waffles                        0.5                   39        #  1

   Snack Bars/Granola Bars               1.0                   25        #  1


*  Represents volume share.
** Includes Keebler's Private Label business
   Source: IRI, 52 weeks ended 9/10/00, FDM channels
--------------------------------------------------------------------------------

But what is far more important, in our view, is that we become a company that holds the #1 or #2 shares in a greater number of large, profitable categories for the retailer.

Not only are we #1 in the largest warehouse food category in the U.S., ready-to-eat cereal, but Keebler gives us a solid #2 position in the largest DSD food category, biscuits.

By combining Kellogg's and Keebler's warehouse distributed/broker systems, we can generate synergies and become more important to our brokers.

In addition, you all are familiar with the attractiveness of DSD distribution for the supermarket. Now we can add more types of products onto Keebler's powerful DSD system, which ranks as the third largest food DSD network in the United States.

The bottom line is that together, Kellogg and Keebler become a far more important supplier to the supermarket channel.

--------------------------------------------------------------------------------
Scale: Non-Supermarket Channels
-----------------------------------------------------------[ERNIE THE ELF AND
Sales                                                    TONY THE TIGER GRAPHIC]


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                      C&G     Vending      Foodservice      Club       Mass
                      ---     -------      -----------      ----       ----
Kellogg               88         35           258           261        479
Keebler               34         62           183            84        210

                   +150%      +175%          +70%          +33%       +45%
CHANNEL              12%         4%            5%            8%         9%
GROWTH
--------------------------------------------------------------------------------


Perhaps less visible, but equally important, is our increased scale in channels outside the supermarket, like club stores and mass merchandisers, convenience stores, vending and foodservice.

These channels are critical, because they are enjoying strong growth.

With Keebler, we more than double our size in the convenience store and gas channel. We instantly become the fourth-largest food supplier in the vending channel. We almost double our foodservice sales. And we increase our sales to the club and mass merchandiser channels by more than a third.

This creates critical mass. And while this chart shows our pure size increase in several of these channels, do not forget the selling advantage of a broader product line.

--------------------------------------------------------------------------------
Both Companies Become Stronger
--------------------------------------------------------------------------------


Keebler [LOGO] >> Kellogg's [LOGO]           Kellogg's [LOGO] >>  Keebler [LOGO]
----------------------------------           -----------------------------------


-    DSD advantage for                 -   Increased scale for DSD
     convenience foods

-    Stronger snacking                 -   Product innovation
     presence             [TONY THE                                  [ERNIE THE
                            TIGER                                       ELF
-    Point-of-purchase     GRAPHIC]    -   Classical brand            GRAPHIC]
     marketing                             marketingand consumer
                                           promotion

-    Better single-serve               -   International reach
     capability

-    Scale and synergies               -   Scale and synergies
--------------------------------------------------------------------------------

Sam

Thank you, Carlos, and welcome everyone, on behalf of myself, Ernie, and all the elves at Keebler Foods.

We truly are excited about becoming part of the new Kellogg Company. The transaction certainly marks the realization of shareholder value we all worked hard to create, but just as it does for Kellogg, it also represents a next phase for Keebler.

These are two companies with complementary strengths. Put them together, and we should become a more competitive, more profitable, and faster-growing food company.

--------------------------------------------------------------------------------
A Natural Fit
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]


                                        -    Cost synergies
          [ERNIE THE ELF AND
        TONY THE TIGER GRAPHIC]         -    Grain-based

                                        -    Brands and characters

                                        -    Existing manufacturing relationship

                                        -    Geographic proximity
--------------------------------------------------------------------------------

As many of you could surmise, this is a very natural fit, and one that can produce significant cost synergies.

- Both companies produce grain-based packaged foods, which implies packaging and raw materials purchasing synergies, as well as capitalizing on our existing R&D expertise.

- We have an existing manufacturing relationship, which means a familiarity with each other and a potential for capacity rationalization.

- Similar target consumers and marketing approaches - the use of a powerful umbrella brand, as well as appealing characters - mean marketing synergies like sharing of licenses and cross-branding opportunities.

Talk about natural fit: Our common advertising agency was responsible for creating both Tony the Tiger and Ernie the Elf.

- And do not underestimate the importance of geographic proximity to integrating two companies.

You'll hear the forecasts in a moment, but I would emphasize that the cost synergies created by this deal are real and attainable.

--------------------------------------------------------------------------------
Growth
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                                 -    LEVERAGE DSD

                                      - Reach

                                      - Freshness

                                      - Merchandising

                                      - Product launches


                                 -    PRODUCT INNOVATION

                                 -    CHANNEL STRENGTH
--------------------------------------------------------------------------------

Now let's turn to the most exciting aspect of this merger, the enhanced growth prospects for the combined company.

The most obvious growth opportunity is the potential addition of several Kellogg convenience foods products into Keebler's DSD system.

Better merchandising, improved product freshness, more flexibility in food formulation, and economical test-marketing would be huge advantages for these convenience foods products.

--------------------------------------------------------------------------------
Keebler Gets More Display
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                            % OF STORES WITH DISPLAY


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


Keebler Cheez-It                                             65%
Keebler Chips Deluxe                                         53%
Kellogg RKTS                                                 35%
Kellogg Snack 'Ums                                           12%
Kellogg Nutri-Grain                                          10%

Source: IRI YTD FDM Avg. 4-wk display
--------------------------------------------------------------------------------

Let me be more specific.

Instead of the one visit per store per month made by Kellogg's present brokers, convenience foods products in Keebler's DSD system would enjoy 2.2 visits per store per week.

We've explained to you in the past what this means for product rotation, competitive intelligence, and the ability to create in-store theatre and point-of-sale merchandising.

DSD generates more feature and display activity, and feature and display activity drives volume growth and market share gains.

--------------------------------------------------------------------------------
Our Categories Respond to Feature & Display
-----------------------------------------------------------[ERNIE THE ELF AND
Percent Change                                           TONY THE TIGER GRAPHIC]


  [THE FOLLOWING TABLE IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 Lift with          Lift with
                               Feature Only      Feature and Display
                               ------------      -------------------

            Cookies               100                  350
            Crackers              110                  270
            Convenience Foods     125                  310

Source: IRI FDM 12 weeks ending Aug. 13, 2000
--------------------------------------------------------------------------------

Imagine the enhanced lift that could be driven by a fresher Kellogg Pop Tart Pastry Swirl product in an end-aisle display.

In addition, think of the marketing and financial impact of sharing our promotional licenses and tie-ins across all Kellogg and Keebler products -- resulting in feature and display activity in multiple aisles across the store.

Looks like our in-store theater just got bigger.

--------------------------------------------------------------------------------
Growth: Cheez-It Surged Once it Entered DSD
----------------------------------------------------------------[Kellogg's LOGO]


 [THE FOLLOWING TABLES WERE REPRESENTED BY BAR CHARTS IN THE PRINTED MATERIAL.]


 22% CAGR
                                      Sales

                          1996    1997    1998    1999
                          ----    ----    ----    ----
                          $149    $191    $227    $270

 6% CAGR
                             Retail Price Per Pound

                          1996    1997    1998    1999
                          ----    ----    ----    ----
                         $2.61   $2.79   $2.96   $3.09

Source: IRI F/D/M, 52 weeks ending 6/18/00
--------------------------------------------------------------------------------

Here's something we've discussed with you in the past. Look what happened to Cheez-It when we moved it out of warehouse distribution and into DSD.

This switch triggered enormous volume growth even as the brand's average price increased. You see, in warehouse delivery, display activity tends to be driven by price discounting, but in DSD, it's the merchandiser who drives display.

--------------------------------------------------------------------------------
Growth: Operating Leverage on DSD
-----------------------------------------------------------[ERNIE THE ELF AND
Cost Per Case                                            TONY THE TIGER GRAPHIC]


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

 [KEEBLER           Keebler 1996                    +76%
   ELF              Keebler 2000                    +16%            28% drop
 [GRAPHIC]          Keebler & Kellogg                                7% drop

                                   Cases (MM)

--------------------------------------------------------------------------------

There is an operating leverage opportunity as well. We've got the capacity to handle additional volume, and this slide gives you an idea of what additional volume does to DSD's cost per case.

In fact, adding product to our DSD system is the logical next step in Keebler's plans for growth.

--------------------------------------------------------------------------------
DSD: An Advantage for Launching Products
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                                WAREHOUSE                   DSD
                              "PAY TO PLAY"            "PAY AS YOU GO"
                              -------------            ---------------

LAUNCH INVESTMENT            Up-Front Advertising      DSD Elves
                             and Coupons


--------------------------------------------------------------------------------

Meantime, the Keebler business can benefit from leveraging Kellogg's strengths.

For example, the world-class R&D capabilities of the W.K. Kellogg Institute can now be applied to a whole new product platform.

Note that the economics of launching a product in a DSD system are attractive, as suggested by this slide.

-    There is less up-front marketing investment.

--------------------------------------------------------------------------------
DSD: An Advantage for Launching Products
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                                WAREHOUSE                   DSD
                              "PAY TO PLAY"            "PAY AS YOU GO"
                              -------------            ---------------

LAUNCH INVESTMENT            Up-Front Advertising      DSD Elves
                             and Coupons

EXECUTION                    Trade Dependent           DSD Elves


--------------------------------------------------------------------------------


-    Execution is in our own hands.

--------------------------------------------------------------------------------
DSD: An Advantage for Launching Products
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                                WAREHOUSE                   DSD
                              "PAY TO PLAY"            "PAY AS YOU GO"
                              -------------            ---------------

LAUNCH INVESTMENT            Up-Front Advertising      DSD Elves
                             and Coupons

EXECUTION                    Trade Dependent           DSD Elves

SPEED TO MARKET              Slow                      Fast


--------------------------------------------------------------------------------

-    . . . and a lower price of failure.

In other words, it speeds up the innovation process, reduces the financial risk and, and enhances the chances for success.

--------------------------------------------------------------------------------
DSD: An Advantage for Launching Products
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                                WAREHOUSE                   DSD
                              "PAY TO PLAY"            "PAY AS YOU GO"
                              -------------            ---------------

LAUNCH INVESTMENT            Up-Front Advertising      DSD Elves
                             and Coupons

EXECUTION                    Trade Dependent           DSD Elves

SPEED TO MARKET              Slow                      Fast

HIT RATE                     Low                       High


--------------------------------------------------------------------------------

-    . . . and a lower price of failure.

In other words, it speeds up the innovation process, reduces the financial risk and enhances the chances for success.

--------------------------------------------------------------------------------
DSD: An Advantage for Launching Products
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                                WAREHOUSE                   DSD
                              "PAY TO PLAY"            "PAY AS YOU GO"
                              -------------            ---------------

LAUNCH INVESTMENT            Up-Front Advertising      DSD Elves
                             and Coupons

EXECUTION                    Trade Dependent           DSD Elves

SPEED TO MARKET              Slow                      Fast

HIT RATE                     Low                       High

PRICE OF FAILURE             High                      Low
--------------------------------------------------------------------------------

-    . . . and a lower price of failure.

In other words, it speeds up the innovation process, reduces the financial risk and, and enhances the chances for success.

--------------------------------------------------------------------------------
Leverage Kellogg's Strengths
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

Brands and                                      [TONY THE TIGER GRAPHIC]
Characters                                      [TOUCAN SAM GRAPHIC]


Product Development                             [GRAPHIC]


Promotion                                       [POKEMON MASTER GRAPHIC]
Properties and                                  ['THE GRINCH STOLE BREAKFAST'
Licenses                                                  GRAPHIC]
--------------------------------------------------------------------------------

Meanwhile, the classical marketing strength of Kellogg can be combined with the in-store merchandising strength of Keebler.

This includes the use of each other's well-known brands and characters, but also the promotional licenses that both companies have used successfully in recent years.

There are other longer-term opportunities for growth, as well. This merger will give both companies new platforms for acquisitions.

We could consider international expansion, leveraging Kellogg's strong foothold in numerous international markets.

There are even other, less tangible benefits -- like recruiting and retaining talent for a more dynamic and diversified company.

In short, there is a truly compelling case for cost synergies and sales growth acceleration in this merger.

--------------------------------------------------------------------------------
The Financials
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]



                                   [GRAPHIC]


--------------------------------------------------------------------------------

To put these synergies in financial terms, which I think you will find similarly compelling, let me introduce the man with the numbers, Kellogg's CFO Tom Webb.

Tom

Thank you, Sam. Let me also thank all of you for coming or phoning in today, and let me extend a warm welcome to our new partners at Keebler Foods.

--------------------------------------------------------------------------------
Third Quarter 2000
Return to Steady EPS Growth
-----------------------------------------------------------------[KELLOG'S LOGO]
Year-Over-Year % Change

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


       1998                        1999                          2000
------------------    -----------------------------    -------------------------
  Q3         Q4       Q1       Q2       Q3       Q4     Q1        Q2        Q3

(33)%       (41)%     (14)%    9%       20%     48%    11%         8%       7%

--------------------------------------------------------------------------------



Before we turn to the Keebler transaction, let me first catch you up on the financial picture for standalone Kellogg.

Our Third Quarter 2000 earnings per share was $0.45, up 7% over last year, and right in line with the consensus estimate.

This was our sixth consecutive quarterly earnings gain, reflecting our commitment to returning to dependable growth.

We had hoped to exceed consensus estimates in the quarter, particularly given a tax credit, but our operating profit ran into several unusual challenges as the quarter progressed. We'll discuss those in a moment.

--------------------------------------------------------------------------------
Third Quarter 2000
Summary of Results
-----------------------------------------------------------------[KELLOG'S LOGO]
Millions, except EPS


                                                Third Quarter
                                  ----------------------------------------------
                                       Results                 B/(W) 1999
                                  -------------------     ----------------------

Internal Volume Growth                                              + 1% *

Sales                                 $ 1,846                       - 1% **

Operating Profit                      $   308                       + 4%

Net Income                            $   182                       + 7%

Earnings Per Share                       0.45(cents)                + 7%

First Call Consensus                     0.45(cents)

----------
*    excluding acquisitions and divestitures

**   +1.5% excluding impact of currency
--------------------------------------------------------------------------------


Here's a quick recap of the quarter.

Internal volume, excluding acquisitions and divestitures, was up 1.3% year-over-year.

Gains were broad-based, with internal volume growth recorded by U.S. Cereal and Convenience Foods, as well as International Cereal and Convenience Foods. Notable growth was reported once again by our Latin American business.

Operating profit increased 4%. Excluding currency and acquisitions and divestitures, operating profit was up more than 7%.

We were able to grow operating profit despite several unusual challenges in the quarter.

--------------------------------------------------------------------------------
Third Quarter 2000
Unusual Challenges
-----------------------------------------------------------------[KELLOG'S LOGO]
EPS Impact


      Currency                          $       (0.01)        )
      Fuel and Energy                   $       (0.01)        )>$ (0.03)
      Inv. Write-Down                   $       (0.01)        )


--------------------------------------------------------------------------------

Let's take a quick look at some of these challenges.

- Currency translation not only took nearly 3 percentage points out of our sales growth, it also hit our operating profit. The declines versus the U.S. dollar by the Pound, Euro, and Australian dollar were too much even for our hedging program.

- Fuel and energy prices soared, raising our cost of manufacturing and distribution. Oil prices are up 50% since last year!

- In our rapidly expanding convenience foods business in Southeast Asia we identified an inventory issue and wanted to get it behind us as soon as possible. So, we wrote off about $8 million of inventory.

--------------------------------------------------------------------------------
Third Quarter 2000
U.S. Ready-To-Eat Cereal
-----------------------------------------------------------------[KELLOG'S LOGO]
Unusually Heavy Competitive Pressure


                Competitors'           [GRAPHIC-UP ARROW]
                Promotions



                Kellog's               [GRAPHIC-DOWN ARROW]
                Trade Spending


   And Yet . . .Kellogg's Market Share       [GRAPHIC-UP ARROW]
--------------------------------------------------------------------------------


To make matters more difficult, competitors boosted their promotional activity, slowing our U.S. cereal business late in the quarter.

Despite this, we still gained share points in the quarter, even while our own trades spending was reduced year-over-year.

--------------------------------------------------------------------------------
U.S. RTEC: Volume Share Has Stabilized
-----------------------------------------------------------------[KELLOG's LOGO]
% Pt Growth vs. YAG

              [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART]


          1998                         1999                        2000
-----------------------      -----------------------       --------------------
  Q1    Q2     Q3   Q4       Q1     Q2     Q3    Q4          Q1     Q2     Q3

(3.0) (1.7)   0.2   (1)     2.7    0.1  (1.7)  (2.2)       (1.9)   1.4      1
-------------------------------------------------------------------------------

The third quarter represented our second consecutive quarter of year-over-year share growth for U.S. RTEC. Importantly, we continue to see results from our improved marketing efforts:

- A good performance in the quarter was turned in by key mega-brands like Frosted Flakes, and Mini-Wheats, the latter assisted by a successful new line extension.

- Eet & Ern, our internet-based kids loyalty program, is exceeding even our lofty expectations, with over 500,000 registered participants.

- Our American Airlines adult loyalty program has also proven to be very successful, and Pokemon has had a longer run than we had anticipated.

We have begun to turn the corner in reviving our competitive strength in U.S. RTE cereal. If we achieve continued share growth in the fourth quarter, as we believe we will, 2000 will be the first year in nearly a decade that we will have gained share. We're also pleased with our U.S. cereal profits in the quarter and the year-to-date period.

--------------------------------------------------------------------------------
Outlook
Challenges for Fourth Quarter
-----------------------------------------------------------------[KELLOG's LOGO]


               -    Currency

               -    Fuel and Energy

               -    Competitor Promotional Activity




--------------------------------------------------------------------------------

FOURTH QUARTER GUIDANCE

Unfortunately, some of the unusual factors that pressured our profit growth in Q3 are persisting in the fourth quarter. Foreign currencies remain weak, and fuel and energy costs continue to pinch margins.

Meanwhile, in U.S. cereal, heavy competitor promotional activity, against our plan to spend more evenly throughout the year, is cutting into our retail takeaway.

Given these factors, we may see only modest EPS growth in the Fourth Quarter.

In fact, we are using foreign tax credits to step up marketing even more than previously planned, consistent with the "hitting the accelerator" that Carlos discussed earlier.

This may mean coming up a bit short of the analysts' consensus forecast. But we will work through these issues, and continue to emphasize rational competitive behavior.

--------------------------------------------------------------------------------
Outlook
Challenges for Fourth Quarter
-----------------------------------------------------------------[KELLOG's LOGO]


               -    Currency

               -    Fuel and Energy

               -    Competitor Promotional Activity


--------------------------------------------------------------------------------
2001 GUIDANCE

As you set up your earnings models for the combination of Kellogg and Keebler, you should keep in mind Carlos' earlier comments. We intend to boost our marketing and sales investment substantially in 2001, and we also plan to incur some expenses related to the realignment of our businesses.

As we wrap up our budgeting process for 2001, we will have more details for you at our New York conference in November.

But, if I were you, I would forecast no more than mid-single-digit EPS growth for base Kellogg in 2001.

As our new strategic phase progresses, top-line growth should lead to a gradual step-up in that EPS growth rate in the following couple of years.

--------------------------------------------------------------------------------
Details of the Transaction
---------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

[ERNIE THE ELF GRAPHIC]
                    -    $42 per share of Keebler

                    -    Assumption of Keebler's debt

                    -    Timing

                         -    Hart-Scott-Rodino
[GRAPHIC OF DIG'EM FROG] -    Shareholder Approval
                         -    Close during Q1 2001

                                                    [GRAPHIC OF GRANDMOTHER ELF]

--------------------------------------------------------------------------------


And now to the main event.

As you've seen in our press release, we're paying $42 per share to acquire the outstanding stock of Keebler Foods. (It's actually a bit more complicated than that, as we are technically buying the shell parent company, Flowers Industries without that company's operating assets.)

All told, between equity and debt the transaction is valued at approximately $4.4 billion.

We expect to close during the first quarter of 2001.

--------------------------------------------------------------------------------
A Fair Value
---------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]


                                                   2000E Multiples
                                                      EV/EBITDA
                                                      ---------
                   Unilever / Bestfoods                  14x
                   Philip Morris / Nabisco               13x
                   General Mills / Pillsbury             11x
                   Kellogg / Keebler                     10x


Source: Salomon Smith Barney



--------------------------------------------------------------------------------

Let me show you a few multiples I'm sure you are familiar with. I think you'll agree that this is an attractive price.

--------------------------------------------------------------------------------
Cost Synergies
---------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]
Pretax Savings (Millions)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        2001                    $ 20
                        2002                    $ 80
                        2003                    $170
                        2004                    $175



     Percent of Keebler's Net Sales                   6%


Note: Synergies exclude goodwill, amortization, depreciation, and one time integration costs.

--------------------------------------------------------------------------------


Annual cost synergies are projected to grow to $170 million by 2003, representing about 6% of Keebler's sales.

As Sam told you, these are achievable synergies derived from very straightforward actions.

The savings will come from purchasing, plant capacity rationalization, logistics and warehousing. There should also be some improved productivity arising from sharing best practices. There also will be the elimination of many duplicate expenses.

We have been reasonably conservative with our estimates, including a very gradual phase-in.

--------------------------------------------------------------------------------
Projected Sales Growth
---------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]
Base Keebler, Plus Synergies
(Billions)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                         5%
                                                                        CAGR

                        2001                    $2.735
                        2002                    $ 2.89
                        2003                    $3.065
                        2004                    $  3.2

--------------------------------------------------------------------------------


Including revenue synergies, sales should grow at a 5% rate over the next few years.

There will likely be some lost revenue initially, as Keebler's co-packing for Kellogg is technically brought in-house; we even anticipate that some third parties may not renew in 2001.

I think we are taking a realistic -- and hopefully conservative -- view towards base Keebler and what we can deliver in terms of revenue synergies. Also remember that we are not forecasting any acquisitions, even though that may be an element to our growth strategy.

--------------------------------------------------------------------------------
Projected EBITDA Growth
---------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]
Base Keebler, Plus Synergies
(Millions)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                         15%
                                                                        CAGR


                        2001                 435
                        2002                 515
                        2003                 645
                        2004                 670

Note: Excludes integration costs
--------------------------------------------------------------------------------

Here's where we can see the total effect of the projected sales and cost synergies.

15% EBITDA growth over the next couple of years is quite strong for a food company.

--------------------------------------------------------------------------------
Projected Earnings Impact
----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]
Cash Accretion In Year One


Accretion(Dilution)                      2001       2002       2003       2004
-------------------                     ------     ------     ------     ------
Cash EPS                                $ 0.01     $ 0.04     $ 0.26     $ 0.33
Goodwill                                 (0.37)     (0.37)     (0.31)     (0.31)
                                        ------     ------     ------     ------
Reported EPS                            $(0.36)    $(0.33)    $(0.05)    $ 0.02
                                        ======     ======     ======     ======

Note: Includes integration costs
--------------------------------------------------------------------------------
Like other recent food mergers, the Keebler transaction should be dilutive to book EPS through 2003. This, of course, is attributable to the sizeable goodwill created.

There will be some upfront costs, which would cover actions necessary for integrating Keebler, for implementing cost-synergy actions, and for reorganizing the overall business structure. We are not prepared at this time to disclose all such actions, but you will be apprised of them in the coming months.

Without these costs (.06 in 2001, and .04 in 2002), the dilution on reported EPS would be a few cents less in the first couple years.

Goodwill created by the deal will result in about $150 million of annual amortization initially.

On a cash basis, the transaction becomes accretive in the very first year.

--------------------------------------------------------------------------------
Pro Forma Debt Leverage
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]
Total Combined Company


                                  2001              2002               2003
                             --------------    --------------     --------------
Debt (Billions)                   6.3               6.0                5.6
Debt / EBITDA                     3.5 x             3.0 x              2.6 x
EBITDA / Interest                 3.9 x             4.4 x              5.2 x



--------------------------------------------------------------------------------

Given our undervalued stock and significant debt capacity, we have financed this transaction fully with debt.

The combined company -- like the individual companies -- will have a strong cash flow. This will result in rapid deleveraging over the next few years, with a low cost of capital.

With that, let me turn it back over to our CEO, Carlos Gutierrez, for some final remarks.

--------------------------------------------------------------------------------
In Summary...
-----------------------------------------------------------------[KELLOG's LOGO]


               -    Entering next phase
                    of Kellogg's renewal
[GRAPHIC OF
 TIGER ON
MOTORCYCLE]
               -    Simplifying and
                    refueling base
                    business


--------------------------------------------------------------------------------
Carlos

Thanks, Tom.

I hope we have given you good reason to be excited about our company's future.

We are entering the next phase in the renewal of Kellogg that we started nearly two years ago.

To take us to the next level we need to first simplify our base Kellogg business, prioritize its resources, and refuel it with a revamped sales effort and a return to previous levels of marketing investment.

We need to set more appropriate measures and more realistic short-term targets.

Simply put, we have to change the way we currently do business.

--------------------------------------------------------------------------------
In Summary...
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                      Portfolio: Diversifies and
                                 strengthens



              [Keebler LOGO]                    [Kellogg's LOGO]


--------------------------------------------------------------------------------



But we also need to transform our portfolio.

Acquiring Keebler is such a powerful first step in this transformation.

Its strategic rationale is powerful:

-    An improved portfolio

--------------------------------------------------------------------------------
In Summary...
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                     Portfolio: Diversifies and
                                strengthens


                     Scale:     Big brands in big,
                                profitable categories




            [Keebler LOGO]                     [Kellogg's LOGO]

--------------------------------------------------------------------------------


-    . . . enhanced scale

--------------------------------------------------------------------------------
In Summary...
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                     Portfolio:  Diversifies and
                                 strengthens


                     Scale:      Big brands in big,
                                 profitable categories


                     Synergies:  Deliverable and straightforward



                 [Keebler LOGO]                  [Kellogg's LOGO]

--------------------------------------------------------------------------------


-    . . . straightforward synergies

--------------------------------------------------------------------------------
In Summary...
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

                     Portfolio:  Diversifies and
                                 strengthens


                     Scale:      Big brands in big,
                                 profitable categories


                     Synergies:  Deliverable and straightforward

                     Growth:     Leverage DSD

                 [Keebler LOGO]                  [Kellogg's LOGO]

--------------------------------------------------------------------------------


-    . . . and the potential to accelerate our growth.

Keebler offers a new set of strengths, a new set of potential investment opportunities.

--------------------------------------------------------------------------------
In Summary...
-----------------------------------------------------------[ERNIE THE ELF AND
                                                         TONY THE TIGER GRAPHIC]

               -    Quality company at fair price

               -    Cash accretive in year one


              [GRAPHIC OF KEEBLER ELVES AND SNAP, CRACKLE AND POP]

--------------------------------------------------------------------------------

Remember, too, that we are buying a premium quality food company at a fair price, and the transaction becomes cash accretive quickly.

--------------------------------------------------------------------------------
                                  BETTER GROWTH


[GRAPHIC OF TONY THE TIGER AND ERNIE THE ELF RIDING A MOTORCYCLE WITH KELLOG's
                          AND KEEBLER LOGOS ON FLAGS]


                                    FOR BOTH

--------------------------------------------------------------------------------


Combining these two companies should result in better growth for both.

What we are creating is a stronger food company that is better positioned for the future.

We think this is an exciting time for the Kellogg Company and its shareowners.





Questions & Answers

And now, we'd be happy to answer any questions you might have.